FORWARD FUNDS

Sierra Club Equity Income Fund

Supplement dated July 23, 2007

(to the Forward Funds Investor and Institutional Class Prospectus dated May 1, 2007)

NOTICE OF LIQUIDATION OF THE SIERRA CLUB EQUITY INCOME FUND

On July 13, 2007, the Board of Trustees of Forward Funds (the “Trust”) approved the liquidation of the Sierra Club Equity Income Fund (the “Fund”) on September 21, 2007 (the “Liquidation Date”). On the Liquidation Date, the Fund will distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate subject to ratification by the Board.

IN LIGHT OF THE PLANNED LIQUIDATION, SHARES OF THE SIERRA CLUB EQUITY INCOME FUND ARE NO LONGER BEING OFFERED.

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